Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Taxes Payable, Current [Abstract]
Enterprise income taxes payable		¥ 7,952	¥ 10,357
Withholding individual income taxes for employees		5,679	1,622
VAT payable		10,925	3,482
Others		1,421	1,928
Total	$ 3,731	¥ 25,977	¥ 17,389